Confidential Treatment Requested by Carbonite, Inc.

Exhibit 10.1

200 Quannapowitt Parkway

Wakefield, Massachusetts

(“Building”)

FIRST AMENDMENT TO DATACENTER LEASE

(“First Amendment”)

This First Amendment is made by and between GIP Wakefield, LLC (“Landlord”) and Carbonite, Inc. (“Tenant”) as of this 15th day of September, 2011 (“Execution Date”).

BACKGROUND

A.	Pursuant to a Turnkey Datacenter Lease dated June 3, 2011 (“Lease”) Tenant has leased Premises (“Premises”) from Landlord in the Datacenter located in the Building from Landlord, and Landlord has installed a pathway from the Datacenter to the POP Room, as set forth on Exhibit C to the Lease.

B.	Pursuant to the POP Room Rider to the Lease between the parties hereto dated June 3, 2011, Tenant has the right to use POP Premises in the POP Room, each as defined in said POP Rider.

C.	Landlord has installed an additional pathway (“Additional Pathway”), as shown on Exhibit A, First Amendment, for Tenant’s use.

NOW THEREFORE, the above-described Lease is hereby amended as follows:

1.	USE OF ADDITIONAL PATHWAY

Commencing as of the date of this First Amendment, and continuing thereafter throughout the Term of the Lease, Tenant shall have, as appurtenant to its demise of the Premises, the right to use the Additional Pathway, as hereinafter defined, solely for the purpose of allowing Tenant to install cable in the Additional Pathway to serve the Premises.

2.	INSTALLATION FEE

Tenant shall, at the time that Tenant executes and delivers this First Amendment to Landlord, pay to Landlord a one-time installation fee in the amount of [***] Dollars ($[***]).

3.	As hereby amended, the Lease is ratified, confirmed and approved in all respects.

[SIGNATURE PAGE FOLLOWS]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

EXECUTED under seal as of the date first above-written.

LANDLORD:

GIP WAKEFIELD, LLC, a Delaware limited liability company

	By:	GIP Wakefield Holding Company, LLC, a Delaware limited liability company, its Member

		By:	Digital Realty Trust, L.P., a Maryland limited partnership, its Member

Attest: /s/ Alicia Gallinaro			By:	Digital Realty Trust, Inc. a Maryland corporation, its General Partner

				By:	/s/ Robert W. Holmes
				Name:	Robert W. Holmes
				Title:	Vice President

TENANT:

CARBONITE, INC., a Delaware corporation

	By:	/s/ Kai Gray
	Name:	Kai Gray
	Title:	VP/Operations

EXHIBIT A, FIRST AMENDMENT

ADDITIONAL PATHWAY

K-1

Confidential Treatment Requested by Carbonite, Inc.

[***]

K-2

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.